CERTIFICATION  PURSUANT  TO
                                18  U.S.C.(S)1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the Quarterly Report of Trident Systems International, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen L. Farkas, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/  Stephen  L.  Farkas
                                                ------------------------------
                                                  Stephen  L.  Farkas
                                                  Chief  Accounting  Officer
                                                  November  14,  2002


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